UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

291, Route d’Arlon

L-1150 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On March 29, 2013, Altisource Solutions S.à r.l. (“Altisource”) and Altisource Portfolio Solutions, Inc., wholly-owned subsidiaries of Altisource Portfolio Solutions S.A. (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Ocwen Financial Corporation (“Ocwen”), Homeward Residential, Inc. (“Homeward Residential”) and Power Valuation Services, Inc. (“Power Valuation”) to acquire certain fee-based businesses associated with the Homeward Residential servicing platform, specifically: (a) 100% of the issued and outstanding capital stock of (i) Beltline Road Insurance Agency, Inc. and (ii) Power Default Services, Inc.; (b) certain designated assets used or usable in the business conducted by Power Valuation; and (c) certain designated intellectual property and information technology assets held by Ocwen and/or its subsidiaries, which are used or usable in the business conducted in (a) and (b) above, for an aggregate purchase price of $86,950,000.00 in cash, subject to the terms and conditions of the Purchase Agreement (the “Transaction”).  The Transaction closed simultaneously with the signing of the Purchase Agreement.  The purchase price is subject to a working capital and net income adjustment to be determined within 90 days of the closing date.

The Company analyzed fair value of expected future revenues and operating expenses in establishing the purchase price for the fee-based businesses and believes that the total consideration paid under the Purchase Agreement is substantially similar to the consideration that would have been paid under a comparable agreement between unrelated parties.  See the Company’s definitive proxy statement filed on April 2, 2013 for a description of the Company’s relationship with Ocwen.

This description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the entire Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Amendments to Services Agreements with Ocwen

In connection with the Transaction, on March 29, 2013, Altisource entered into amendments to the following agreements with Ocwen:

•                  The Services Agreement, dated as of August 10, 2009 and attached as Exhibit 10.6 to the Company’s Form 8-K filed on August 13, 2009, as previously amended by the First Amendment dated as of October 1, 2012 and attached as Exhibit 10.6 to the Company’s Form 8-K filed on October 5, 2012. The Second Amendment to Services Agreement provides for, among other things, (i) an extension of the terms of the agreement through August 31, 2025; (ii) expansion of the terms to apply to (and establish Altisource as the exclusive provider of services in connection with) the services as they relate to the Homeward Residential platform; and (iii) covenants not to compete so that Ocwen will not establish similar fee-based businesses (or establish relationships with other companies engaged in the line of similar fee-based businesses) that would directly or indirectly compete with Altisource’s recently acquired fee-based businesses as they relate to the Homeward Residential platform.  A copy of the Second Amendment to Services Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•                  The Technology Products Services Agreement, dated as of August 10, 2009 and attached as Exhibit 10.5 to the Company’s Form 8-K filed on August 13, 2009, as previously amended by the First Amendment dated as of October 1, 2012 and attached as Exhibit 10.7 to the Company’s Form 8-K filed on October 5, 2012. The Second Amendment to Technology Products Services Agreement extends the terms of the agreement through August 31, 2025.  A copy of the Second Amendment to Technology Products Services Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•                  The Data Center and Disaster Recovery Services Agreement, dated as of August 10, 2009 and attached as Exhibit 10.7 to the Company’s Form 8-K filed on August 13, 2009, as previously amended by the First Amendment dated as of October 1, 2012 and attached as Exhibit 10.8 to the Company’s Form 8-K filed on October 5, 2012.  The Second Amendment to Data Center and Disaster Recovery Services Agreement extends the terms of the agreement through August 31, 2025.  A copy of the Second Amendment to Data Center and Disaster Recovery Services Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•                  The Intellectual Property Agreement, dated as of August 10, 2009 and attached as Exhibit 10.8 to the Company’s Form 8-K filed on August 13, 2009, as previously amended by the First Amendment dated as of October 1, 2012 and attached as Exhibit 10.9 to the Company’s Form 8-K filed on October 5, 2012.  The Second Amendment to Intellectual Property Agreement extends the terms of the agreement through August 31, 2025 and expands the terms to apply to certain recently acquired intellectual property assets as they relate to the Homeward Residential platform. A copy of the Second Amendment to Intellectual Property Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Additionally, in connection with the Transaction, on March 29, 2013, Altisource entered into amendments to the following agreements with Ocwen Mortgage Servicing, Inc. (“OMS”), a wholly owned subsidiary of Ocwen:

•                  The Services Agreement, dated as of October 1, 2012 and attached as Exhibit 10.1 to the Company’s Form 8-K filed on October 5, 2012. The First Amendment to Services Agreement provides, among other things, (i) an extension of the terms of the agreement through August 31, 2025; (ii) expansion of the terms to apply to (and establish Altisource as the exclusive provider of services in connection with) the services as they relate to the Homeward Residential platform; and (iii) covenants not to compete so that OMS will not establish similar fee-based businesses (or establish relationships with other companies engaged in the line of similar fee-based businesses) that would directly or indirectly compete with Altisource’s fee-based businesses as they relate to the Homeward

Residential platform. A copy of the First Amendment to Services Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

•                  The Technology Products Services Agreement, dated as of October 1, 2012 and attached as Exhibit 10.2 to the Company’s Form 8-K filed on October 5, 2012. The First Amendment to Technology Products Services Agreement extends the terms of the agreement through August 31, 2025.  A copy of the First Amendment to Technology Products Services Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

•                  The Data Center and Disaster Recovery Services Agreement, dated as of October 1, 2012 and attached as Exhibit 10.3 to the Company’s Form 8-K filed on October 5, 2012.  The First Amendment to Data Center and Disaster Recovery Services Agreement extends the terms of the agreement through August 31, 2025.  A copy of the First Amendment to Data Center and Disaster Recovery Services Agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

•                  The Intellectual Property Agreement, dated as of October 1, 2012 and attached as Exhibit 10.4 to the Company’s Form 8-K filed on October 5, 2012.  The First Amendment to Intellectual Property Agreement extends the terms of the agreement through August 31, 2025 and expands the terms to apply to certain recently acquired intellectual property assets as they relate to the Homeward Residential platform. A copy of the First Amendment to Intellectual Property Agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information included under the heading “Purchase and Sale Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial Statement of Business Acquired

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b)         Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d)         Exhibits

Exhibit No.	Description
Exhibit 2.1

Purchase and Sale Agreement, dated as of March 29, 2013, by and among Altisource Portfolio Solutions, Inc., Altisource Solutions S.à r.l., Ocwen Financial Corporation, Homeward Residential, Inc. and Power Valuation Services, Inc.

Exhibit 10.1	Second Amendment to Services Agreement, dated as of March 29, 2013, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.
Exhibit 10.2	Second Amendment to Technology Products Services Agreement, dated as of March 29, 2013, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.
Exhibit 10.3	Second Amendment to Data Center and Disaster Recovery Services Agreement, dated as of March 29, 2013, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.
Exhibit 10.4	Second Amendment to Intellectual Property Agreement, dated as of March 29, 2013, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.
Exhibit 10.5	First Amendment to Services Agreement, dated as of March 29, 2013, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.
Exhibit 10.6	First Amendment to Technology Products Services Agreement, dated as of March 29, 2013, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.
Exhibit 10.7	First Amendment to Data Center and Disaster Recovery Services Agreement, dated as of March 29, 2013, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.
Exhibit 10.8	First Amendment to Intellectual Property Agreement, dated as of March 29, 2013, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

* Pages iii-iv of Exhibit 2.1 filed herewith contains a list of exhibits and schedules that are not included with this filing in accordance with Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibit or schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2013

Altisource Portfolio Solutions S.A.

By:	/s/ Kevin J. Wilcox
Name:	Kevin J. Wilcox
Title:	Chief Administration Officer and General Counsel